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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-SC1)

                                   CWABS, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                  333-109272               95-4596514
----------------------------       ------------       ------------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)          Identification No.)

4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ------------
(Address of Principal                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         OTHER EVENTS

                  1. Adoption of Amendment No. 1 dated August 18, 2004 to Pooling and Servicing Agreement, dated as of November 1, 2003 among CWABS, Inc., as company, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York as trustee.



Item 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  Same event as item 8.01



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           CWABS, INC.


                                           By:  /s/ Michael Schloessmann
                                                -----------------------------
                                           Name:    Michael Schloessmann
                                           Title:   Vice President


Dated: August 25, 2004


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                                  EXHIBIT INDEX


               Item 601 (a) of                                      Sequentially
Exhibit        Regulation S-K                                       Numbered
Number         Exhibit No.        Description                       Page
------         -----------        -----------                       ------------
   1              4               Amendment No. 1 to Pooling and        5
                                  Servicing Agreement